UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934





      Date of Report (Date of earliest event reported):  December 27, 1999



                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            Mortgage Pass-Through Certificates, Series 1999-AQ1 Trust



New York (governing law of
        333-72647-01
  52-2164457
Pooling and Servicing Agreement)
    (Commission
   52-2164458
(State or other
                     File Number)
   52-2164459
jurisdiction
                                        IRS EIN




        c/o Norwest Bank Minnesota, N.A.


        11000 Broken Land Parkway
                           21044

        Columbia, Maryland
                                  (Zip Code)

        (Address of principal executive offices)



       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events



On December 27, 1999 a distribution was made to holders of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., Mortgage Pass-Through Certificates, Series 1999-AQ1 Trust.




  ITEM 7.  Financial Statements and Exhibits



        (c)  Exhibits furnished in accordance with Item 601(a) of

  Regulation S-K





             Exhibit Number                      Description



                               Monthly report distributed to holders of
             EX-99.1
             Mortgage Pass-Through Certificates, Series

                               1999-AQ1 Trust, relating to the December
                                  27, 1999 distribution.








Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
             Mortgage Pass-Through Certificates, Series 1999-AQ1 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee

              By:   /s/ Sherri J. Sharps, Vice President

              By:   Sherri J. Sharps, Vice President

              Date: 12/28/99



                                INDEX TO EXHIBITS





Exhibit Number                   Description





EX-99.1
        Monthly report distributed to holders of Mortgage Pass-Through
                Certificates, Series 1999-AQ1 Trust, relating to the December 27, 1999 distribution.